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                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT made as of the ____ day of _____________, 19___, by and between Audio Book Club, Inc., a Florida corporation, with offices at 2295 Corporate Boulevard, N.W., Suite 222, P.O. Box 5010, Boca Raton, Florida 33431-0810 (the "Company"), and Howard Herrick (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Company is engaged in the audio book club business; and

         WHEREAS, the Company recognizes the Executive's substantial contribution to the growth and success of the Company and desires to provide for his continued employment by reinforcing and encouraging his continued attention and dedication to the Company; and

         WHEREAS, the Executive is willing to commit himself to continue to serve and to establish a minimum period during which he will serve the Company on the terms and conditions herein provided.

         NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, in consideration of the Executive's services and value to the Company over and beyond his obligations as an employee, and intending to be legally bound hereby, the parties agree as follows:

         1. Recitals. The Whereas clauses recited above are hereby incorporated by reference as though they were fully set forth herein.

         2. Employment. The Company shall employ the Executive and the Executive shall serve the Company, on the terms and conditions set forth herein.

         3. Term. The employment of the Executive by the Company as provided in paragraph 2 shall commence on the effective date of this Agreement and end on the third (3rd) anniversary of the effective date, subject, however, to the other termination provisions contained herein.

         4. Position and Duties. (a) The Executive shall be employed by the Company as an Executive Vice President. The scope of his duties and the extent of his responsibilities shall be substantially the same as the duties and responsibilities that the Executive currently performs. The Executive shall be required to devote substantially all of his business time to the Company's business and affairs.







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         5. Compensation and Related Matters.

                  (a) Salary. During the term of this Agreement, the Company shall pay to the Executive, as basic compensation for his services, an initial annual salary of $125,000 in equal monthly installments during the first year of the term of this Agreement; thereafter at any time during the term of this Agreement the Board of Directors may increase, but not decrease such amount. In addition the Executive shall be entitled to participate in the Company's incentive stock option plans and may receive a performance-based bonus, to be determined by the Board of Directors. The Executive's salary and bonus shall be reconsidered at least once each fiscal year of the Company and shall not necessarily be limited to such increases granted other officers.

                  (b) Expenses. The Executive shall be entitled to receive prompt reimbursement for all reasonable travel and business expenses in connection with services performed hereunder in accordance with normal Company policy, as the same may be determined from time to time.

                  (c) Insurance and Employee Benefits. The Executive shall be entitled to receive insurance and employee benefits applicable to all officers of the Company.

         6. Termination by the Company. The Executive's employment hereunder may be terminated by the Company without any breach of this Agreement only under the circumstances described below.

                  (a) Death. The Executive's employment hereunder shall terminate upon his death.

                  (b) Disability. If, as a result of the Executive's incapacity due to physical or mental illness, as determined by a physician mutually chosen by the Executive and the Company, the Executive shall have been absent from his duties hereunder for a consecutive period of one hundred eighty (180) days and after notice of termination is given (which may be given before or after the end of such 180 day period but which will in no event be effective until, at the earliest, the day following the one hundred eightieth (180th) day of the period) shall not have returned to the performance of his duties hereunder, as that concept is contemplated in this Agreement, within thirty (30) days after the notice of termination is given, the Company may terminate the Executive's employment hereunder.

                  (c) Cause. The Company may terminate the Executive's employment under this Agreement at any time for cause. For purposes of this Agreement, the term "cause" shall include one or more of the following: (i) willful misconduct and continued failure by the Executive in the performance of his duties, as contemplated in this Agreement, as Executive Vice President (other than through disability as defined in paragraph 6(b), above), or (ii) conviction of a crime involving moral turpitude, theft, embezzlement or continuing alcohol or drug abuse to the extent that he is unable to perform the duties of his office. The termination

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shall be evidenced by written notice thereof to the Executive, which shall specify the cause for termination.

                  (d) Without Cause. In addition to any other rights the Company has to terminate the Executive's employment under this Agreement, the Company may, at any time, by a vote of not less than sixty percent (60%) of the directors then in office (excluding the vote of the Executive if he is also a director), terminate the Executive without cause upon ninety (90) days' prior written notice to the Executive setting forth the reasons, if any, for the termination. For purposes of this Agreement, the term "without cause" shall mean termination by the Company on any grounds other than those set forth in paragraphs 6(a), (b) or (c) hereof.

                  (e) Severance Pay. In the event that the Company has terminated the Executive's employment under this Agreement "without cause" or in the event there is a "Change of Control" (as defined below), then the Executive will be entitled to receive severance pay equal to the greater of Three Hundred Seventy Five Thousand and 00/100 U.S. Dollars ($375,000.00) or three (3) times the total compensation received by the Executive from the Company during the twelve (12) months prior to the date of termination. In the event there is a "Change of Control" (as defined below), the Executive will have six (6) months following the event which constituted the "Change of Control" to elect to resign (unless in connection with such event the Executive was terminated) at which time the Executive will then receive the aforementioned severance pay.

                  (f) Change of Control. For purposes of this Agreement, a "Change of Control" shall be deemed to occur, unless previously consented to in writing by the Executive, upon (i) the actual acquisition or the execution of an agreement to acquire twenty percent (20%) or more of the voting securities of the Company by any person or entity not affiliated with the Executive (other than pursuant to a bona fide underwriting agreement relating to a public distribution of securities of the Company), (ii) the commencement of a tender or exchange offer for more than twenty percent (20%) of the voting securities of the Company by any person or entity not affiliated with the Executive, (iii) the commencement of a proxy contest against the management for the election of a majority of the Board of Directors of the Company if the group conducting the proxy contest owns, has or gains the power to vote at least twenty percent (20%) of the voting securities of the Company, (iv) a vote by the Board of Directors to merge, consolidate, sell all or substantially all of the assets of the Company to any person or entity not affiliated with the Executive, or (v) the election of directors constituting a majority of the Board of Directors who have not been nominated or approved by the Executive.

                  (g) The Executive shall not be required to mitigate the amount of any payment provided for in this paragraph 6 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this paragraph 6 be reduced by any compensation earned by the Executive as the result of employment by another employer or business or by profits earned by the Executive from any other source at any time before and after the date of termination. The amounts payable to the Executive under this Agreement shall not be treated as damages, but as

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severance pay to which the Executive is entitled by reason of his employment and the circumstances contemplated by this Agreement.

                  (h) The severance pay which the Executive will be entitled to receive as a result of the termination of his employment under this Agreement, shall not be the Executive's exclusive remedy in the event of such termination, and the Executive will continue to be entitled to all other damages to which the Executive may be entitled as a result to the termination of his employment under this Agreement, including all legal fees and expenses incurred by him in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement.

         7. Non-Competition Covenant. The Executive hereby covenants and agrees that he will not serve as an officer of or perform any equivalent functions for any other audio book company during the term of his employment under this Agreement. Nothing in the immediately preceding sentence is intended to be construed as otherwise preventing the Executive from (i) engaging in other business activities, (ii) holding positions in charitable organizations, (iii) purchasing, holding or owning interests in other entities and/or serving as a director and/or officer of other corporations, or serving as a manager of limited liability companies or a general partner of partnerships, or (iv) having any other interest in other businesses. In addition, during the term of this Agreement and for a period of two (2) years immediately following the termination of his employment, whether said termination is occasioned by the Company, the Executive or a mutual agreement of the parties, the Executive shall not, for himself or on behalf of any other person, persons, firm, partnership, corporation or company, engage or participate in any activities which are in direct conflict with the interests of the Company or solicit or attempt to solicit the business or patronage of any person, firm, corporation, company or partnership, which had previously been a customer of the Company, for the purpose of selling products and services similar to those provided by the Company.

         8. Indemnification. To the maximum extent permitted under the corporate laws of the State of Florida or, if more favorable, the Articles of Incorporation and/or By-Laws of the Company as in effect on the date of this Agreement, (a) the Executive shall be indemnified and held harmless by the Company, as provided under such corporate laws or such Articles of Incorporation and/or By-Laws, as applicable, for any and all actions taken or matters undertaken, directly or indirectly, in the performance of his duties and responsibilities under this Agreement or otherwise on behalf of the Company, and
(b) without limiting clause (a), the Company shall indemnify and hold harmless the Executive from and against (i) any claim, loss, liability, obligation, damage, cost, expense, action, suit, proceeding or cause of action (collectively, "Claims") arising from or out of or relating to the Executive's acting as an officer, director, employee or agent of the Company or any of its affiliates or in any other capacity, including, without limitation, any fiduciary capacity, in which the Executive serves at the request of the Company, and (ii) any cost or expense (including, without limitation, fees and disbursements of counsel) (collectively, "Expenses") incurred by the Executive in connection with the defense or investigation thereof. If any Claim is asserted or other matter arises with respect to which the Executive believes in good faith the Executive is entitled to indemnification

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as contemplated hereby, the Company shall pay the Expenses incurred by the
Executive in connection with the defense or investigation of such Claim or matter (or cause such Expenses to be paid) on a monthly basis, provided that the Executive shall reimburse the Company for such amounts, plus simple interest thereon at the then current Prime Rate as in effect from time to time, compounded annually, if the Executive shall be found, as finally judicially determined by a court of competent jurisdiction, not to have been entitled to indemnification hereunder.

         9. Binding Agreement. This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, divisees and legatees. In addition, this Agreement and the obligations and rights of the Company hereunder shall be binding on any person, firm or corporation which is a successor-in-interest to the Company.

         10. Notice. For the purpose of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally, or by private overnight courier or mail service, postage prepaid or (unless otherwise specified) mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive:                 Howard Herrick
                                     20 Community Place
                                     P.O. Box 2316
                                     Morristown, New Jersey 07962-2316
                                     (201) 539-1390

If to the Company:                   Audio Book Club, Inc.
                                     2295 Corporate Boulevard, N.W., Suite 222
                                     P.O. Box 5010
                                     Boca Raton, Florida  33431-0810
                                     (561) 241-1426

or to such other address as the parties may furnish to each other in writing. Copies of all notices, demands and communications shall be sent to the home addresses of all members of the Board of Directors of the Company.

         11. Miscellaneous.

                  (a) No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the parties hereto, provided, however, that this Agreement may be modified, waived or discharged by mutual agreement in writing.

                  (b) No delay, waiver, omission or forbearance (whether by conduct or otherwise) by any party hereto at any time to exercise any right, option, duty or power arising out of

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breach or default by the other party of any of the terms, conditions or provisions of this Agreement to be performed by such other party shall constitute a waiver by such party or a waiver of such party's rights to enforce any right, option or power as against the other party or as to subsequent breach or default by such other party, and no explicit waiver shall constitute a waiver of similar or dissimilar terms, provisions or conditions at the same time or at any prior or subsequent time.

                  (c) In the event of a dispute between the Executive and the Company concerning any of the provisions of this Agreement or the enforcement of the terms hereof, should the Executive prevail in any settlement or final, unappealable judgment of a court of competent jurisdiction, the Company shall pay the Executive's costs incurred therein, including reasonable attorneys' fees.

         12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New Jersey and any action brought by either party shall be commenced in the courts of the State of New Jersey. The Executive and the Company hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of New Jersey located in Morris County and the courts of the United States of America located in Essex County, New Jersey for any and all actions, suits or proceedings arising out of or resulting from or relating to this Agreement and the transactions contemplated hereby and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any such action, suit or proceeding arising out of, resulting from or relating to this Agreement or the transactions contemplated hereby in such courts and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         13. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         15. Entire Agreement. This Agreement contains the entire understanding of the Company and the Executive with respect to his employment by the Company. This Agreement supersedes all prior agreements and understandings whether written or oral between the Executive and the Company, and there are no restrictions, agreements, promises, warranties or covenants other than those stated in this Agreement.



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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date shown below effective as of the date first written above.


                                      "COMPANY"

Date Signed:_____________, 19__       AUDIO BOOK CLUB, INC., a Florida
                                      corporation

                                      By:_______________________________________
                                      Printed Name:_____________________________
                                      Title:____________________________________


                                      "EXECUTIVE"

Date Signed:_____________, 19__       __________________________________________
                                      Printed Name:_____________________________



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